Exhibit 99.1

Primoris Services Corporation Promotes Jeremy Kinch to Chief Operations Support Officer

Dallas, TX – January 7, 2025 – Primoris Services Corporation (NYSE: PRIM) (“Primoris” or “the Company”), a premier specialty contractor providing critical infrastructure services, announced today that Jeremy Kinch, previously President of Energy, has been promoted to Chief Operations Support Officer. In this new role, Mr. Kinch will oversee operational support functions including information technology, real estate, fleet, project services and health, safety and environment.

Mr. Kinch has over twenty-five years’ experience in the infrastructure construction services industry in the United States and Canada. Prior to joining Primoris in 2018, Mr. Kinch served in diverse roles of increasing responsibility culminating in serving as president and chief operating officer of Willbros Canada, a subsidiary of Willbros Group, Inc., until the Primoris acquisition of Willbros in 2018. Leading up to his tenure with Willbros Group, Inc., Mr. Kinch served in a variety of technical and leadership roles on mining, hydropower and municipal infrastructure construction projects. He holds a Bachelor of Science degree in Geological Engineering from Queen’s University in Kingston, Ontario, Canada.

Heath Moncrief has been promoted to President of Energy at Primoris leading the industrial services, heavy civil and pipeline businesses. Mr. Moncrief previously served as the Senior Vice President of Primoris Industrial Construction since 2020. Mr. Moncrief has over twenty years of experience in infrastructure construction services and prior to his time at Primoris served in various leadership roles at McDermott and CB&I managing construction operations for industrial projects.

Tom McCormick, Primoris’ president and chief executive officer, commented, “These well-deserved promotions and expanded roles continue the company’s approach to leveraging the diverse skills and experience of a very accomplished executive team to bring fresh perspectives to our organization. This approach has served us well and is a useful, innovative way to strengthen leadership, challenge conventions and broaden our people. I am confident that Jeremy and Heath will deliver improved efficiencies and consistent execution while strengthening the Company’s competitive position.”

About Primoris

Primoris Services Corporation is a premier specialty contractor providing critical infrastructure services to the utility, energy, and renewables markets throughout the United States and Canada. Built on a foundation of trust, we deliver a range of engineering, construction, and maintenance services that power, connect, and enhance society. On projects spanning utility-scale solar, renewables, power delivery, communications, and transportation infrastructure, we offer unmatched value to our clients, a safe and entrepreneurial culture to our employees, and innovation and excellence to our communities. To learn more, visit www.prim.com and follow us on social media at @PrimorisServicesCorporation.

FORWARD LOOKING STATEMENTS

This press release contains certain forward-looking statements that reflect, when made, the Company’s expectations or beliefs concerning future events that involve risks and uncertainties, including the Company’s future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, “projects”, “should”, “will”, “would” or similar expressions. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of regulation and the economy, generally. Forward-looking statements inherently involve known and unknown risks, uncertainties, and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Actual results may differ materially as a result of a number of factors, including, among other things, the risks described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the U.S. Securities and Exchange Commission (“SEC”). Such filings are available on the SEC’s website at www.sec.gov. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements. Primoris does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For additional information, contact:

Blake Holcomb

Vice President, Investor Relations

214-545-6773

bholcomb@prim.com

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